_________________________________________________________________
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A No. 1

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30,
1996

                   DYNAMICWEB ENTERPRISES, INC.
     (Exact name of registrant as specified in its charter)

         New Jersey                0-10039            22-2267658
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

271 Route 46 West, Building F,
Suite 209, Fairfield, New Jersey                          07004
     (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (201) 244-1000


                               N/A
 (Former name or former address, if changed since last report.)

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
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) The financial statements of Software Associates, Inc., the business acquired, are included herein at Exhibit
          99.1 and 99.2.

     (b) The pro forma financial information is included herein at Exhibit 99.3.

     (c)  The following exhibits are filed herewith:

          99.1 Audited Financial Statements of Software
               Associates, Inc. for the Fiscal Years Ended
               June 30, 1996 and 1995.

          99.2 Unaudited Financial Statements of Software
               Associates, Inc. for the Three Months Ended
               September 30, 1996 and 1995.

          99.3 Pro Forma Financial Information.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNAMICWEB ENTERPRISES, INC.

Dated:  July 18, 1997

                              By /s/ Steve Vanechanos, Jr.
                                   Steve Vanechanos, Jr.
                                   President

                          EXHIBIT INDEX

Exhibit Number

     99.1 Audited Financial Statements of Software Associates,
          Inc. for the Fiscal Years Ended June 30, 1996 and 1995.

     99.2 Unaudited Financial Statements of Software Associates,
          Inc. for the Three Months Ended September 30, 1996 and
          1995.

     99.3 Pro Forma Financial Information.